UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2009

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

                                                                      Delaware                               1-33146                     20-4536774
                                                          (State or other jurisdiction      (Commission File Number)     (IRS Employer
                                                                   of incorporation)                                                        Identification No.)

                                                                                           601 Jefferson Street
                                                                                                   Suite 3400

                                                                                               Houston, Texas                           77002
                                                                                (Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

    On August 28, 2009, KBR, Inc. announced that T. Kevin DeNicola has decided to retire as KBR’s Senior Vice President and Chief Financial Officer. The press release announcing Mr. DeNicola’s retirement is attached hereto as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1     Press Release dated August 28, 2008, entitled “KBR Senior Vice President and Chief Financial Officer
Announces Retirement.”

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2009	KBR, INC. By: /s/ Jeffrey B. King Name: Jeffrey B. King Title: Vice President, Public Law